Filed Pursuant to Rule 497
File Nos. 333-214851 and 811-23216

FS SERIES TRUST

Supplement dated August 15, 2018 to the

FS Multi-Strategy Alternatives Fund

Prospectus, dated April 27, 2018

This supplement contains information which amends, supplements or modifies certain information contained in the Prospectus of FS Multi-Strategy Alternatives Fund (the “Fund”), dated April 27, 2018 (as may be supplemented and amended, the “Prospectus”). Capitalized terms used in this supplement have the same meanings as in the Prospectus, unless otherwise stated herein.

You should carefully consider the “Additional Information about the Fund—Additional Description of the Principal Risks of the Fund” beginning on page 21 of the statutory Prospectus before you decide to invest in the Fund’s Shares.

This supplement supplements and amends the section of the Prospectus entitled “Other Information—Distribution of the Fund” by replacing the section in its entirety with the following:

DISTRIBUTION OF THE FUND

The Fund is distributed by the Distributor, which is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org, or 1-800-289-9999.

The Distributor has entered into a “wholesaling” agreement with FS Investment Solutions, LLC (“FS Solutions”), a registered broker-dealer and an affiliate of the Adviser. Pursuant to the terms of the wholesaling agreement, FS Solutions will seek to market and otherwise promote the Fund through various “wholesale” distribution channels, including but not limited to, the independent broker-dealer channel, the registered investment adviser channel and the wirehouse channel. FS Solutions may receive compensation for certain sales, promotional and marketing services provided to the Fund in connection with the distribution of certain classes of the Fund’s shares.

This supplement supplements and amends the section of the Prospectus entitled “Shareholder’s Guide—Purchases—Initial Sales Charge—Class A Shares” by replacing the section in its entirety with the following:

Initial Sales Charge

Class A Shares

An initial sales charge may apply to your purchase of Class A Shares of the Fund based on the amount invested, as set forth in the table below. The sales charge is allocated between the Distributor and your financial intermediary. A portion of the sales charge, up to 0.75%, may be paid to FS Solutions or re-allowed to participating broker-dealers. The sales charge depends on the amount you are investing (generally, the larger the investment, the smaller the percentage sales charge), and is based on the total amount of your purchase and the value of your account (and any other accounts eligible for aggregation of which you or your selling agent notifies the Fund). Sales charges, as expressed as a percentage of offering price and as a percentage of your net investment, are shown in the table. The dollar amount of your initial sales charge is calculated as the difference between the public offering price and the net asset value of those shares. (Hence the “offering price” includes the front-end sales load.) Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of your sales charge as a percentage of the offering price and of your net investment may be higher or lower than the amounts set forth in the table depending on whether there was a downward or upward rounding.

Amount of Purchase at Offering Price	Class A Shares Sales Charge as a Percentage of Offering Price(1)	Class A Shares Sales Charge as a Percentage of Net Amount Invested	Dealer Commission as a Percentage of Offering Price
Under $50,000	5.75%	6.10%	5.00%
$50,000 but under $100,000	4.75%	4.99%	4.00%
$100,000 but under $250,000	3.75%	3.90%	3.00%
$250,000 but under $500,000	2.75%	2.83%	2.25%
$500,000 but under $1,000,000	2.00%	2.04%	1.50%
$1,000,000 and above	None	None	None

(1) Offering Price includes the initial sales charge.